                                                                    EXHIBIT 99.1


                                            Net Interest Margin Trust 1995-A
                                            November, 2000
                                            Payment: December 15, 2000

                                            7.25% SECURITIZED NET INTEREST
                                            MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                            Distribution Date: December 15, 2000

                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                               Original
--------------------------------------------                                             -------------
1.   Amount Available                                            1,394,017.30
                                                            -----------------
     Pro rata Share of Excess from NIM 94-A                      2,917,346.16
                                                            -----------------
Interest

2.   Aggregate Interest                                            289,446.67              0.93976192
                                                            -----------------------------------------

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                              289,446.67
                                                            -----------------

Principal

6.   Current month's principal distribution                      4,021,916.79             13.05817140
                                                            -----------------------------------------

7.   Remaining outstanding principal balance                    43,886,497.36            142.48862780
                                                            -----------------------------------------
     Pool Factor                                                   0.14248863
                                                            -----------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                               190,505,680.14**
                                                            -----------------
9.   Aggregate amount on deposit in Reserve Fund                 7,500,000.00
                                                            -----------------

10.  Subordinated Certificateholder payment  (interest
     earnings on Reserve Fund, pursuant to Section 5.8)             37,729.33
                                                            -----------------

11.  Aggregate principal balance of loans
     refinanced by Conseco Finance                               2,021,982.61
                                                            -----------------

12.  Weighted average CPR                                               9.76%
                                                            -----------------

13.  Weighted average CDR                                               3.16%
                                                            -----------------

14.  Annualized net loss percentage                                     1.90%
                                                            -----------------

15.  Delinquency              30-59 day                                 2.01%
                                                            -----------------
                              60-89 day                                 0.68%
                                                            -----------------
                              90+ day                                   1.09%
                                                            -----------------
                              Total 30+                                 3.78%
                                                            -----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/00.

                                                Net Interest Margin Trust 1995-A
                                                November, 2000
                                                Payment: December 15, 2000




                                                 Fee Assets
                            ---------------------------------------------------
                                  Guarantee         Inside          Fee Asset
                                     Fees            Refi             Total
                            ---------------------------------------------------

GTFC 1994-5                        86,764.77       14,025.07        100,789.84
GTFC 1994-6                             0.00       15,646.89         15,646.89
GTFC 1994-7                             0.00       11,618.38         11,618.38
GTFC 1994-8                        72,508.28       12,961.61         85,469.89
GTFC 1995-1                       118,336.64       14,236.87        132,573.51
GTFC 1995-2                             0.00            0.00              0.00
GTFC 1995-3                       165,226.58       43,976.20        209,202.78
GTFC 1995-4                        40,955.76       18,885.69         59,841.45
GTFC 1995-5                             0.00            0.00              0.00
                            ---------------------------------------------------

                                  483,792.03      131,350.71        615,142.74

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      615,142.74
                                                              -----------------

Subordinated Servicing Fees                                         572,110.99
                                                              -----------------

Payment on Finance 1 Note                                         1,187,253.73
                                                              -----------------

Allocable to Interest (current)                                     662,422.02
                                                              -----------------

Allocable to accrued but unpaid Interest                             80,872.30
                                                              -----------------

Accrued and unpaid Trustee Fees                                           0.00
                                                              -----------------

Allocable to Principal                                              443,959.41
                                                              -----------------

Finance 1 Note Principal Balance                                109,198,305.27
                                                              -----------------

                                                Net Interest Margin Trust 1995-A
                                                November, 2000
                                                Payment: December 15, 2000





                                              Inside
                               Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                   142,568.26      9,040.84    151,609.10
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                    25,630.53     29,523.94     55,154.47
                           ------------------------------------------

                              168,198.79     38,564.78    206,763.57

                           Total Residual and Inside
                               Refinance Payments         206,763.57